UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

Editas Medicine, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11 Hurley Street Cambridge, Massachusetts		02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 401-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 3.02.Unregistered Sales of Equity Securities

On September 18, 2017,  Editas Medicine, Inc. (the “Company”) issued 371,166 shares of common stock, $0.0001 par value per share, of the Company (“Common Stock”) to The Broad Institute, Inc. (“Broad”) in full payment of the $7.8 million of outstanding principal and interest under a promissory note held by Broad (the “Note”), the issuance of which was previously reported, in accordance with the rights of the Company under the Note. Previously, on August 4, 2017, the Company issued 271,347 shares of Common Stock to Broad in full payment of the $4.7 million of outstanding principal and interest under a promissory note held by Broad, the issuance of which was previously reported, and on August 14, 2017, the Company issued 108,104 shares of Common Stock to Broad in payment of $2.3 million of outstanding principal and interest under a promissory note held by Broad, the issuance of which was previously reported (such notes, collectively with the Note, the “Broad Notes”), in each case in accordance with the rights of the Company under such notes.  With the issuance on September 18, 2017, the aggregate number of unregistered shares of Common Stock sold by the Company since the end of the period covered by its last periodic report exceeded 1% of the number of shares of Common Stock outstanding.

The Company issued all of the above shares of Common Stock to Broad in reliance on the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), set forth in Section 4(a)(2) of the Securities Act relating to sales by an issuer not involving any public offering. Prior to receiving the Broad Notes, Broad represented to the Company that it was acquiring the Broad Notes for its own account for investment purposes,  that it had received from the Company and the Company’s management all of the information that it considered appropriate to evaluate whether to accept the Broad Notes, that it was capable of evaluating and understanding the risks of the investment, and that it was an accredited investor as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: September 22, 2017	By:	/s/ Andrew A. F. Hack
Andrew A. F. Hack
Chief Financial Officer